Income taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income taxes
6.4 Income taxes

(CHF in millions)	2025	2024	2023

Current income taxes	76.0	74.0	35.7
Deferred income taxes	(74.5)	(36.6)	(46.2)
Income tax expense (benefit)	1.5	37.4	(10.5)

The income taxes reflected in the financial statements and the amount calculated at the expected tax rate (starting with On Holding AG's statutory corporate income tax rate in Switzerland) reconcile as follows:

(CHF in millions)	2025		2024		2023

Income before taxes		205.2		279.6		69.1
Expected tax rate / tax expense	19.6%	40.2	19.6%	54.8	19.7%	13.6
Income taxed at different tax rate	(2.7)%	(5.6)	0.5%	1.4	(1.8)%	(1.3)
Non-deductible expenses	5.9%	12.2	3.1%	8.8	10.3%	7.1
Non-taxable income and tax incentives	(17.2)%	(35.2)	(4.0)%	(11.1)	(22.4)%	(15.5)
Effects of (de-)recognition of tax losses	—%	—	(0.2)%	(0.6)	(2.4)%	(1.7)
Effects of tax rate changes	0.3%	0.7	(0.1)%	(0.2)	0.7%	0.5
Effect of prior-year items	(5.8)%	(11.9)	(0.9)%	(2.6)	(20.5)%	(14.2)
Other effects	0.5%	1.1	(4.7)%	(13.3)	1.3%	0.9
Effective tax rate / income tax expense (benefit)	0.7%	1.5	13.4%	37.4	(15.1)%	(10.5)
In 2025 and 2024, the effective tax rate was 0.7% and 13.4%, respectively. The decreases to the effective income tax rates were mainly due to deferred income tax benefits for the fiscal year 2025 related to the elimination of intercompany profits in inventory, as well as higher effectiveness of certain tax incentives and prior year items.
Change of net deferred tax assets and liabilities:

(CHF in millions)	2025	2024

Net amount at January 1	97.1	59.1
thereof deferred tax assets	107.8	69.5
thereof deferred tax liabilities	(10.8)	(10.5)
Taxes charged
to income statement	74.5	36.6
to other comprehensive income	5.1	0.1
Exchange differences	(10.1)	1.3
Net amount at December 31	166.6	97.1
thereof deferred tax assets	175.9	107.8
thereof deferred tax liabilities	(9.3)	(10.8)
Deferred tax assets and liabilities relate to the following items:

	12/31/25					12/31/24
(CHF in millions)	Assets	Liabilities	Net amount	Assets	Liabilities	Net amount

Inventories	134.4	(7.3)	127.2	81.5	(9.9)	71.6
Property, plant and equipment	0.9	(5.4)	(4.5)	0.3	(6.2)	(5.9)
Right-of-use assets	—	(87.8)	(87.7)	—	(50.6)	(50.6)
Intangible assets	—	(2.6)	(2.6)	—	(2.9)	(2.9)
Other current financial liabilities	73.7	—	73.7	46.7	—	46.7
Other current operating liabilities	17.2	(1.0)	16.1	17.2	(0.7)	16.5
Other non-current financial liabilities	22.6	—	22.6	12.8	—	12.8
Tax loss and tax credit carryforwards	18.5	—	18.5	4.6	—	4.6
Other assets and liabilities	6.0	(2.9)	3.2	5.3	(1.2)	4.1
Deferred tax assets (liabilities)	273.4	(106.9)	166.6	168.5	(71.4)	97.1
Offsetting	(97.5)	97.5	—	(60.6)	60.6	—
Deferred tax assets (liabilities) on balance sheet	175.9	(9.3)	166.6	107.8	(10.8)	97.1

Pillar Two income tax disclosure
In December 2021, the OECD published key parameters and model rules on a global minimum tax rate of 15% (Pillar Two) for multinational enterprises with revenue of more than EUR 750 million. Many jurisdictions in which we are subject to income taxes, global minimum tax rules have been enacted, or substantively enacted, which can impose detailed reporting obligations and increase compliance and systems-related costs on our businesses. In Switzerland, where the company is headquartered, the enacted legislation includes the introduction of a Qualified Domestic Top-up Tax effective January 1, 2024, as well as the income inclusion rule that became effective January 1, 2025.
We have applied the temporary exception issued by the IASB in May 2023 from the accounting requirements for deferred taxes in IAS 12. Accordingly, we neither recognize nor disclose information about deferred tax assets and liabilities related to Pillar Two income taxes.
As an integral part of the rule set, the OECD has published transitional Country-by-Country Report ("CbCR") Safe Harbor rules, with the purpose to remove the obligation of calculating the Pillar Two effective tax rate for operations in lower-risk jurisdictions during the initial years when the rules take effect. In applying the transitional CbCR Safe Harbor rules on the 2025 consolidated financial statements, most jurisdictions in which we operate, to the extent such jurisdictions have implemented the OECD rules, qualify for the transitional CbCR Safe Harbor rules.
On has recorded CHF 0.9 million in respect of Pillar Two top up taxes in fiscal year 2025.

Accounting policies
The income tax expense recognized for the period consists of current and deferred tax.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

Deferred tax is recorded on the valuation differences (temporary differences) between the tax bases of assets and liabilities and their carrying values in the consolidated balance sheet. Deferred tax assets are recognized to the extent that it is probable that future taxable income will be available against which the temporary differences and tax losses can be offset. Deferred tax liabilities are provided for on taxable temporary differences arising from investments in subsidiaries, except for deferred income tax liability where the timing of the reversal of the temporary difference is controlled by On and it is probable that the temporary difference will not reverse in the foreseeable future.

Current and deferred tax assets and liabilities are offset only if they relate to the same taxing authority and taxable entity.

For interim periods, Income tax (expense) / benefit is determined using an estimate of our annual effective tax rate, which is subject to several factors, including our ability to accurately forecast our annual pre-tax income, foreign currency fluctuations, tax incentives, implications related to the elimination of intercompany profits in inventory, and the subjectivity of the geopolitical and macroeconomic situations.

Significant judgments and accounting estimates
On is subject to income taxes in numerous jurisdictions and significant judgment is required in determining the worldwide provision for income taxes. The multitude of transactions and calculations implies estimates and assumptions. On recognizes liabilities on the basis of amounts expected to be paid to the tax authorities.

Deferred tax assets relate to deductible differences and, in certain cases, tax loss carry forwards, provided that their utilization is considered probable. The recoverable value is based on management's forecasts of the corresponding taxable On entity over a period of several years. The capitalized tax loss carryforwards are primarily related to transfer price arrangements in place, which will lead to a profit before tax. Therefore, the assumption is that the On entities can use the tax losses. As actual results may differ from these forecasts, the deferred tax assets may need to be adjusted accordingly.